FEBRUARY 1, 2004


    Prospectus
TIAA-CREF Institutional Mutual Funds


          RETIREMENT CLASS

          Growth & Income Fund                   Mid-Cap Growth Index Fund

          International Equity Fund              Mid-Cap Value Index Fund

          Large-Cap Value Fund                   Mid-Cap Blend Index Fund

          Mid-Cap Growth Fund                    Small-Cap Growth Index Fund

          Mid-Cap Value Fund                     Small-Cap Value Index Fund

          Small-Cap Equity Fund                  Small-Cap Blend Index Fund

          Large-Cap Growth Index Fund            International Equity Index Fund

          Large-Cap Value Index Fund             Social Choice Equity Fund

          S&P 500 Index Fund                     Real Estate Securities Fund





[TIAA CREF LOGO]

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FEBRUARY 1, 2004



TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
RETIREMENT CLASS

PROSPECTUS

    o Growth & Income Fund

    o International Equity Fund

    o Large-Cap Value Fund

    o Mid-Cap Growth Fund

    o Mid-Cap Value Fund

    o Small-Cap Equity Fund

    o Large-Cap Growth Index Fund

    o Large-Cap Value Index Fund

    o S&P 500 Index Fund

    o Mid-Cap Growth Index Fund

    o Mid-Cap Value Index Fund

    o Mid-Cap Blend Index Fund

    o Small-Cap Growth Index Fund

    o Small-Cap Value Index Fund

    o Small-Cap Blend Index Fund

    o International Equity Index Fund

    o Social Choice Equity Fund             The TIAA-CREF Institutional Mutual
                                        Funds includes twenty-three investment
    o Real Estate Securities Fund       portfolios, or "Funds," and currently
                                        offers three classes of shares:
                                        Retirement Class, Institutional Class
                                        and Retail Class shares. This
                                        prospectus describes the Retirement
                                        Class shares offered by 18 Funds.

                                            An investment in TIAA-CREF
                                        Institutional Mutual Funds is not a
                                        deposit of any bank and is not insured
                                        or guaranteed by the Federal Deposit
                                        Insurance Corporation or any other
                                        government agency. An investor can lose
                                        money in any of the Funds, or the Funds
                                        could perform more poorly than other
                                        investments.

                                            THE SECURITIES AND EXCHANGE
                                        COMMISSION HAS NOT APPROVED OR
                                        DISAPPROVED THESE SECURITIES OR PASSED
[TIAA CREF LOGO]                        UPON THE ADEQUACY OF THIS PROSPECTUS.
                                        ANY REPRESENTATION TO THE CONTRARY IS A
                                        CRIMINAL OFFENSE.

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

TABLE OF CONTENTS                                                             8      Specialty Equity Funds
                                                                              8        Social Choice Equity Fund
2   SUMMARY INFORMATION                                                       9      Real Estate Securities Fund
2      Overview of the Funds                                                  10     Past Performance
2      General Information About the Funds                                    14     Fees and Expenses
3      The Equity Funds                                                       15  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
3        Risks of Investing in the Equity Funds                               15     Investment Management Styles
3      Active Equity Funds Using the Dual Investment Management Strategy(R)   15     More About Benchmark and Other Indices
3        Dual Investment Management Strategy(R)                               17     Additional Investment Strategies
4        Growth & Income Fund                                                 17       Equity Funds
4        International Equity Fund                                            17       The Real Estate Securities Fund
4        Large-Cap Value Fund                                                 17       Portfolio Turnover
5        Mid-Cap Growth Fund                                                  17  SHARE CLASSES
5        Mid-Cap Value Fund                                                   17  MANAGEMENT OF THE FUNDS
6      Active Equity Funds Using the Quantitative Management Strategy         17     The Funds' Investment Adviser
6        Quantitative Management Strategy                                     18     Other Services
6        Small-Cap Equity Fund                                                18  CALCULATING SHARE PRICE
6      Equity Index Funds                                                     18  DIVIDENDS AND DISTRIBUTIONS
6        Large-Cap Growth Index Fund                                          19  TAXES
6        Large-Cap Value Index Fund                                           19  YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES
7        S&P 500 Index Fund                                                   19     How to Purchase Shares
7        Mid-Cap Growth Index Fund                                            19     How to Exchange Shares
7        Mid-Cap Value Index Fund                                             20     How to Redeem Shares
7        Mid-Cap Blend Index Fund                                             20     Other Investor Information
7        Small-Cap Growth Index Fund                                          21  GLOSSARY
7        Small-Cap Value Index Fund                                           22  FINANCIAL HIGHLIGHTS
7        Small-Cap Blend Index Fund
8        International Equity Index Fund



SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

The eighteen Funds offered by the TIAA-CREF Institutional Mutual Funds are divided into two general types:

o Seventeen EQUITY FUNDS that invest primarily in equity securities. The Equity Funds consist of four subcategories of Equity Funds reflecting different investment management techniques. They are:

   o ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY:

         Growth & Income Fund
         International Equity Fund
         Large-Cap Value Fund
         Mid-Cap Growth Fund
         Mid-Cap Value Fund

   o ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:

         Small-Cap Equity Fund

   o     EQUITY INDEX FUNDS:

         Large-Cap Growth Index Fund
         Large-Cap Value Index Fund
         S&P 500 Index Fund
         Mid-Cap Growth Index Fund
         Mid-Cap Value Index Fund
         Mid-Cap Blend Index Fund
         Small-Cap Growth Index Fund
         Small-Cap Value Index Fund
         Small-Cap Blend Index Fund
         International Equity Index Fund

   o  SPECIALTY EQUITY FUNDS:

         Social Choice Equity Fund

o The REAL ESTATE SECURITIES FUND, which invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

GENERAL INFORMATION ABOUT THE FUNDS

This Prospectus describes the twenty-three Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the "Board of Trustees") without shareholder approval. Certain investment restrictions described in the Statement of Additional Information ("SAI") are fundamental and may only be changed with shareholder approval.

    The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

    Each Fund has a policy of investing at least 80% of its net assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to this policy.

    Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be suc-


2 PROSPECTUS Institutional Mutual Funds

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cessful in avoiding market losses but may otherwise fail to achieve its investment objective.

THE EQUITY FUNDS

TIAA-CREF Institutional Mutual Funds includes nineteen Funds that invest primarily in equity securities. There are four subcategories of Equity Funds:
Active Equity Funds using the Dual Investment Management Strategy, Active Equity Funds using the Quantitative Management Strategy, Equity Index Funds and Specialty Equity Funds.

RISKS OF INVESTING IN THE EQUITY FUNDS

In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may increase or decrease.

    An investment in an Equity Fund will be subject to the following principal investment risks described below:

o MARKET RISK--The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as MARKET RISK. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

o COMPANY RISK (often called FINANCIAL RISK)--The risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time.

    The Funds that make foreign investments are subject to:

o FOREIGN INVESTMENT RISK--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

    The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

    The Funds that are managed according to a growth or value investment style are subject to:

o STYLE RISK--Funds that use either a GROWTH INVESTING or a VALUE INVESTING style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. STYLE RISK, therefore, is the risk that a Fund's GROWTH INVESTING or VALUE INVESTING style falls out of favor with investors for a period of time.

o RISKS OF GROWTH INVESTING--Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

    The Equity Index Funds are subject to:

o INDEX RISK. This is the risk that a Fund's performance will not match its index for any period of time. Although each Equity Index Fund attempts to closely track the investment performance of its respective index, an Equity Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Equity Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time.

    In addition to the principal investment risks set forth above, special risks associated with a particular Active Equity Fund using the Dual Investment Management Strategy(R) are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

    NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)

DUAL INVESTMENT MANAGEMENT STRATEGY(R)

The Dual Investment Management Strategy(R) seeks to achieve higher returns over each Fund's benchmark index, whilE attempting to maintain a risk profile for each Fund similar to its benchmark index.

    Each Fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each Fund's benchmark.

    The Dual Investment Management Strategy(R) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

o Certain team members focus on active stock selection within the Fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

o Other team members use quantitative analysis to build an overall portfolio that incorporates recommendations of the active team managers, staying within the Fund's guidelines for relative risk versus the benchmark. The quantitative team managers may also attempt to outperform the benchmark indices by over- or under-weighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring models.


                                         Institutional Mutual Funds PROSPECTUS 3

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    Using the Dual Investment Management Strategy(R), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the Funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

    The Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth and Mid-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy(R).

GROWTH & INCOME FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in income-producing equity securities or other securities defined by its benchmark, the Standard & Poor's 500 ("S&P 500") Index. The Fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark, the "S&P 500" Index. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund's benchmark index.

INTERNATIONAL EQUITY FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund's country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund's sector and country exposure against the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index"), in order to control risk.

    The Fund looks for companies of all sizes with:

o   sustainable earnings growth

o   focused management with successful track records

o   unique and easy-to-understand franchises (brands)

o stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects

o   consistent generation of free cash flow

    Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. While the Fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the MSCI EAFE Index. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

    Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

    The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund's benchmark index.

LARGE-CAP VALUE FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of large domestic companies, as defined by the Fund's benchmark


4 PROSPECTUS Institutional Mutual Funds

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index (the Russell 1000(R) Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

    The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

o   analyses of historical valuations of the same security;

o valuations of comparable securities in the same sector or the overall market;

o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

o   free cash flow generated by the company.

    The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP GROWTH FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Growth Index), that present the opportunity for growth.

    The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and those that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

    We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. The Fund also is subject to substantial style risk, in that growth investing may fall out of favor with investors, as well as the special risks of growth investing. In addition, stocks of medium-sized companies entail greater risk and are usually more volatile than the shares of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund's benchmark index.

MID-CAP VALUE FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of medium-sized domestic companies, as defined by the Fund's benchmark index (the Russell Midcap Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

    The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

o   analyses of historical valuations of the same security;

o valuations of comparable securities in the same sector or the overall market;

o various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

o   free cash flow generated by the company.

    We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark based on relative value, price or potential earnings growth.

    The Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the Fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund's benchmark. The quantitative team attempts to control the risk of the Fund underperforming the benchmark while providing an opportunity for incremental gains.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, substantial company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk in that value investing may fall out of favor with investors. Equity securities that we believe undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. In addition, equity securities of medium-sized companies entail greater risk and are usually more volatile than those of larger companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than the securities issued by larger, more established companies. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund's benchmark index.


                                         Institutional Mutual Funds PROSPECTUS 5

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY

QUANTITATIVE MANAGEMENT STRATEGY

    TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy(R) or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of the stocks in which the Fund invests. These models typically weight many different variables, including:

o   the valuation of the individual stock versus the market or its peers;

o   future earnings and sustainable growth prospects; and

o   the price and volume trends of the stock

    The score, combined with additional inputs listed below, is used to form the portfolio.

o   weightings of the stock, and its corresponding sector, in the benchmark;

o   correlations between the performance of the stocks in the universe; and

o   trading costs

    Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that adds return versus the Fund's stated benchmark index, while also managing the relative risk of the Fund versus its benchmark.

SMALL-CAP EQUITY FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund uses the Quantitative Management Strategy and invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

    The Fund seeks to add incremental return over its stated benchmark, the Russell 2000(R) Index, while also managing the relative risk of the Fund versus its benchmark.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk and very substantial company risk. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

EQUITY INDEX FUNDS

Each of the Equity Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly traded stocks, as represented by a broad stock market index. The Equity Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. These Funds do NOT use either the Dual Investment Management Strategy(R) or the Quantitative Management Strategy. Each of these Funds is described below.

    PRINCIPAL INVESTMENT STRATEGY: Each Equity Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund invests substantially all of its net assets in equity securities selected to track a designated broad stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund's ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Equity Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

    SPECIAL INVESTMENT RISKS: Each Equity Index Fund is subject to substantial market and index risk as well as modest company risk. Although each Equity Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time.

    WHO MAY WANT TO INVEST: Each of the Equity Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

    The index for each Equity Index Fund is shown in the table below. These indices are described in detail below in "More About Benchmark and Other Indices".

  EQUITY INDEX FUND                 INDEX
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund       Russell 1000 Growth Index
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund        Russell 1000 Value Index
--------------------------------------------------------------------------------
  S&P 500 Index Fund                S&P 500 Index
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund         Russell Midcap Growth Index
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund          Russell Midcap Value Index
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund          Russell Midcap Index
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund       Russell 2000 Growth Index
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund        Russell 2000 Value Index
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund        Russell 2000 Index
--------------------------------------------------------------------------------
  International Equity Index Fund   MSCI EAFE Index
--------------------------------------------------------------------------------

LARGE-CAP GROWTH INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

    FUND BENCHMARK: RUSSELL 1000 GROWTH INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Large-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, and the special risks associated with growth investing.

LARGE-CAP VALUE INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

    FUND BENCHMARK: RUSSELL 1000 VALUE INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Large-Cap Value Index Fund is subject to style risk in that value investing may fall out of favor with investors. Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.


6 PROSPECTUS Institutional Mutual Funds

S&P 500 INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

    FUND BENCHMARK: S&P 500 INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as a whole or not at all. Similarly, larger companies offer fewer opportunities to identify securities that the market undervalues or misprices. Also, larger companies have a greater tendency than smaller ones to fall out of favor with the investing public for reasons unrelated to their business or economic fundamentals.

MID-CAP GROWTH INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

    FUND BENCHMARK: RUSSELL MIDCAP GROWTH INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, and the special risks associated with growth investing. In addition, equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

MID-CAP VALUE INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

    FUND BENCHMARK: RUSSELL MIDCAP VALUE INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Value Index Fund is subject to style risk in that value investing may fall out of favor with investors. Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. In addition, equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

MID-CAP BLEND INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

    FUND BENCHMARK: RUSSELL MIDCAP INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Mid-Cap Blend Index Fund is subject to more than modest company risk. Equity securities of medium-sized companies entail greater risk and their prices are usually more volatile than those of large companies. Securities issued by medium-sized companies also may be more difficult to buy or sell than securities issued by larger, more established companies.

SMALL-CAP GROWTH INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

    FUND BENCHMARK: RUSSELL 2000 GROWTH INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Growth Index Fund is subject to very substantial company risk and to style risk, in that growth investing may fall out of favor with investors. It is also subject to the special risks associated with growth investing. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

SMALL-CAP VALUE INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

    FUND BENCHMARK: RUSSELL 2000 VALUE INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Value Index Fund is subject to very substantial company risk and to style risk in that value investing may fall out of favor with investors. The Fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

    Similarly, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized;
(2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

SMALL-CAP BLEND INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

    FUND BENCHMARK: RUSSELL 2000 INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the Small-Cap Blend Index Fund is subject to very substantial company risk in that it is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of


                                         Institutional Mutual Funds PROSPECTUS 7
larger companies. From time to time, the Fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the Fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

INTERNATIONAL EQUITY INDEX FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

    FUND BENCHMARK: MSCI EAFE INDEX.

    ADDITIONAL SPECIAL INVESTMENT RISKS: In addition to the investment risks applicable to all of the Equity Index Funds, the International Equity Index Fund is subject to very substantial foreign investment risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

    In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

    The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging countries.

SPECIALTY EQUITY FUNDS

TIAA-CREF Institutional Mutual Funds includes the following Specialty Equity
Fund: the Social Choice Equity Fund.

SOCIAL CHOICE EQUITY FUND

    INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.'s ("KLD") Broad Market Social IndexSM (the "KLD BMS Index"),1 which is a subset of companies in the Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria.

    Companies that are currently excluded from the KLD BMS Index include:

o Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

o   Companies that derive any revenues from gambling;

o Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

o Companies that derive significant revenues from the production of military weapons; and

o   Electric utilities that own interests in nuclear power plants.

    The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company's social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

o Employee relations, including a company's record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

o Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

o Corporate citizenship, including a company's record with respect to philanthropic activities, community relations, and impact of operations on communities;

o Corporate Governance, including executive compensation, tax disputes, and accounting practices;

o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

o Diversity, including a company's record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers. The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 1,

--------------------
1 The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. KLD Research & Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

   KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

   KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company ("FRC"). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.


8 PROSPECTUS Institutional Mutual Funds

    2004, the KLD BMS Index comprised approximately 2,343 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

    The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its total assets in foreign investments.

    SPECIAL INVESTMENT RISKS: The Fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don't use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain "social" criteria.

REAL ESTATE SECURITIES FUND

    INVESTMENT OBJECTIVE: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

    PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

    An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

    The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Wilshire Real Estate Securities Index.

    SPECIAL INVESTMENT RISKS: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under "Risks of Investing in Equity Funds" above and as more fully described below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

    There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

    The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

    To the extent the Real Estate Securities Fund invests in fixed-income securities, it will be subject to the following additional risks:

o INCOME VOLATILITY--INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of INCOME VOLATILITY is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

o CREDIT RISK (a type of COMPANY RISK)--The risk that a decline in a company's financial position may prevent it from making principal and interest payments on fixed-income securities when due. CREDIT RISK relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.

o INTEREST RATE RISK (a type of MARKET RISK)--The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security's yield.

o PREPAYMENT RISK AND EXTENSION RISK--PREPAYMENT RISK AND EXTENSION RISK are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (PRE-


                                         Institutional Mutual Funds PROSPECTUS 9

    PAYMENT RISK) or lengthen (EXTENSION RISK). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

    NO ONE CAN ASSURE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND INVESTORS SHOULD NOT CONSIDER ANY ONE FUND TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A FUND.

    WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

PAST PERFORMANCE

    The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of the Retirement Class of the TIAA-CREF Institutional Mutual Funds in each full calendar year since inception of each of the Funds. Below each chart we note the best and worst returns for a calendar quarter since inception of the particular class of the Fund. The performance table following the charts shows each Fund's returns over the 2003 calendar year and since inception of the particular Fund, and how those returns compare to those of broad-based securities market indexes. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

GROWTH & INCOME FUND

                                      2003
                                ---------------
                                     26.06%

Best quarter: 14.25%, for the quarter ended June 30, 2003. Worst quarter:
-3.74%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 11.35%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

INTERNATIONAL EQUITY FUND

                                      2003
                                ---------------
                                     39.80%

Best quarter: 17.75%, for the quarter ended June 30, 2003. Worst quarter:
-7.40%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 17.98%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

LARGE-CAP VALUE FUND

                                      2003
                                ---------------
                                     33.82%

Best quarter: 18.37%, for the quarter ended June 30, 2003. Worst quarter:
-5.23%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 15.06%.


10 PROSPECTUS Institutional Mutual Funds

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

MID-CAP GROWTH FUND

                                      2003
                                ---------------
                                     45.69%

Best quarter: 18.34%, for the quarter ended June 30, 2003. Worst quarter: 1.89%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.92%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

MID-CAP VALUE FUND

                                      2003
                                ---------------
                                     42.10%

Best quarter: 18.72%, for the quarter ended June 30, 2003. Worst quarter:
-3.98%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.32%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

SMALL-CAP EQUITY FUND

                                      2003
                                ---------------
                                     46.96%

Best quarter: 23.38%, for the quarter ended June 30, 2003. Worst quarter:
-4.37%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.59%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

LARGE-CAP GROWTH INDEX FUND

                                      2003
                                ---------------
                                     28.95%

Best quarter: 14.08%, for the quarter ended June 30, 2003. Worst quarter:
-1.21%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 10.27%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

LARGE-CAP VALUE INDEX FUND

                                      2003
                                ---------------
                                     29.29%

Best quarter: 16.98%, for the quarter ended June 30, 2003. Worst quarter:
-4.89%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 13.95%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

S&P 500 INDEX FUND

                                      2003
                                ---------------
                                     27.91%

Best quarter: 15.11%, for the quarter ended June 30, 2003. Worst quarter:
-3.18%, for the quarter ended Mach 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 11.98%.


                                        Institutional Mutual Funds PROSPECTUS 11

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

MID-CAP GROWTH INDEX FUND

                                      2003
                                ---------------
                                     41.90%

Best quarter: 18.57%, for the quarter ended June 30, 2003. Worst quarter:
-0.10%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.00%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

MID-CAP VALUE INDEX FUND

                                      2003
                                ---------------
                                     37.43%

Best quarter: 17.74%, for the quarter ended June 30, 2003. Worst quarter:
-4.15%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 15.07%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

MID-CAP BLEND INDEX FUND

                                      2003
                                ---------------
                                     39.29%

Best quarter: 18.01%, for the quarter ended June 30, 2003. Worst quarter:
-2.38%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 13.76%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

SMALL-CAP GROWTH INDEX FUND

                                      2003
                                ---------------
                                     47.90%

Best quarter: 23.96%, for the quarter ended June 30, 2003. Worst quarter:
-3.90%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 12.53%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

SMALL-CAP VALUE INDEX FUND

                                      2003
                                ---------------
                                     45.42%

Best quarter: 22.55%, for the quarter ended June 30, 2003. Worst quarter:
-5.17%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.24%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

SMALL-CAP BLEND INDEX FUND

                                      2003
                                ---------------
                                     46.49%

Best quarter: 23.24%, for the quarter ended June 30, 2003. Worst quarter:
-4.58%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 14.38%.


12 PROSPECTUS Institutional Mutual Funds

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

INTERNATIONAL EQUITY INDEX FUND

                                      2003
                                ---------------
                                     37.93%

Best quarter: 19.20%, for the quarter ended June 30, 2003. Worst quarter:
-8.20%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 16.96%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

SOCIAL CHOICE EQUITY FUND

                                      2003
                                ---------------
                                     29.52%

Best quarter: 15.92%, for the quarter ended June 30, 2003. Worst quarter:
-2.89%, for the quarter ended March 31, 2003. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 11.90%.

[DATA BELOW REPRESENTS A BAR CHART IN THE PRINTED PIECE]

REAL ESTATE SECURITIES FUND

                                      2003
                                ---------------
                                     42.73%

Best quarter: 15.05%, for the quarter ended June 30, 2003. Worst quarter: 1.81%, for the quarter ended December 31, 2002. The Fund's performance for the period of October 1, 2003 to December 31, 2003 was 10.99%.


AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES

--------------------------------------------------------------------------------
                                        ONE YEAR                SINCE INCEPTION
                                   (JANUARY 1, 2003 TO                TO
                                    DECEMBER 31, 2003)         DECEMBER 31, 2003
--------------------------------------------------------------------------------
  GROWTH & INCOME FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    26.06%                   27.01%
--------------------------------------------------------------------------------
    S&P 500 Index                          28.68%                   30.49%
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    39.80%                   37.38%
--------------------------------------------------------------------------------
    MSCI EAFE Index                        38.59%                   36.42%
--------------------------------------------------------------------------------
  LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    33.82%                   35.33%
--------------------------------------------------------------------------------
    Russell 1000 Value Index               30.03%                   32.33%
--------------------------------------------------------------------------------
  MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    45.69%                   44.95%
--------------------------------------------------------------------------------
    Russell Midcap Growth Index            42.71%                   42.48%
--------------------------------------------------------------------------------
  MID-CAP VALUE FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    42.10%                   41.92%
--------------------------------------------------------------------------------
    Russell Midcap Value Index             38.07%                   36.64%
--------------------------------------------------------------------------------
  SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    46.96%                   43.06%
--------------------------------------------------------------------------------
    Russell 2000 Index                     47.25%                   42.88%
--------------------------------------------------------------------------------
  LARGE-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    28.95%                   29.39%
--------------------------------------------------------------------------------
    Russell 1000 Growth Index              29.75%                   30.11%
--------------------------------------------------------------------------------
  LARGE-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    29.29%                   31.60%
--------------------------------------------------------------------------------
    Russell 1000 Value Index               30.03%                   32.33%
--------------------------------------------------------------------------------
  S&P 500 INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    27.91%                   29.78%
--------------------------------------------------------------------------------
    S&P 500 Index                          28.68%                   30.49%
--------------------------------------------------------------------------------
  MID-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    41.90%                   41.71%
--------------------------------------------------------------------------------
    Russell Midcap Growth Index            42.71%                   42.48%
--------------------------------------------------------------------------------
  MID-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    37.43%                   36.05%
--------------------------------------------------------------------------------
    Russell Midcap Value Index             38.07%                   36.64%
--------------------------------------------------------------------------------
  MID-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    39.29%                   38.38%
--------------------------------------------------------------------------------
    Russell Midcap Index                   40.06%                   39.09%
--------------------------------------------------------------------------------


                                        Institutional Mutual Funds PROSPECTUS 13

--------------------------------------------------------------------------------
                                        ONE YEAR                SINCE INCEPTION
                                   (JANUARY 1, 2003 TO                TO
                                    DECEMBER 31, 2003)         DECEMBER 31, 2003
--------------------------------------------------------------------------------
  SMALL-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    47.90%                    44.67%
--------------------------------------------------------------------------------
    Russell 2000 Growth Index              48.54%                    45.34%
--------------------------------------------------------------------------------
  SMALL-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    45.42%                    39.95%
--------------------------------------------------------------------------------
    Russell 2000 Value Index               46.03%                    40.60%
--------------------------------------------------------------------------------
  SMALL-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    46.49%                    42.12%
--------------------------------------------------------------------------------
    Russell 2000 Index                     47.25%                    42.88%
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    37.93%                    35.82%
--------------------------------------------------------------------------------
    Morgan Stanley EAFE Index              38.59%                    36.42%
--------------------------------------------------------------------------------
  SOCIAL CHOICE EQUITY FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    29.52%                    31.08%
--------------------------------------------------------------------------------
    Russell 3000 Index                     31.06%                    32.00%
--------------------------------------------------------------------------------
  REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
  INCEPTION DATE: OCTOBER 1, 2002
--------------------------------------------------------------------------------
    Return Before Taxes                    42.73%                    34.78%
--------------------------------------------------------------------------------
    Wilshire Real Estate Securities Index  37.08%                    29.86%
--------------------------------------------------------------------------------

We have not shown after-tax returns, since they are not relevant to investors in the Retirement Class, who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

The benchmark indices reflect no deductions for fees, expenses or taxes.

FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold Retirement Class shares of the Funds:

--------------------------------------------------------------------------------
  SHAREHOLDER FEES (DEDUCTED DIRECTLY                          RETIREMENT
  FROM GROSS AMOUNT OF TRANSACTION)                              CLASS
--------------------------------------------------------------------------------
  Maximum Sales Charge Imposed on
    Purchases (percentage of offering price)                       0%
--------------------------------------------------------------------------------
  Maximum Deferred Sales Charge                                    0%
--------------------------------------------------------------------------------
  Maximum Sales Charge Imposed on
    Reinvested Dividends and Other Distributions                   0%
--------------------------------------------------------------------------------
  Redemption Fee                                                   0%
--------------------------------------------------------------------------------
  Exchange Fee                                                     0%
--------------------------------------------------------------------------------
  Maximum Account Fee                                              0%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                                         TOTAL                        NET
                                                             DISTRIBU-                   ANNUAL                      ANNUAL
                                               MANAGE-         TION                       FUND        EXPENSE         FUND
                                                MENT          (12b-1)      OTHER       OPERATING     REIMBURSE-    OPERATING
                                                FEES          FEES(1)     EXPENSES(2)   EXPENSES       MENT(3)      EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                            0.08%         0.04%         0.36%         0.48%           --          0.48%
-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund                       0.09%         0.04%         0.48%         0.61%         0.06%         0.55%
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                            0.08%         0.04%         0.42%         0.54%         0.06%         0.48%
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                             0.08%         0.04%         0.61%         0.73%         0.25%         0.48%
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                              0.08%         0.04%         0.53%         0.65%         0.17%         0.48%
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                           0.08%         0.04%         0.83%         0.95%         0.47%         0.48%
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Index Fund                     0.04%         0.04%         0.38%         0.46%         0.02%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Index Fund                      0.04%         0.04%         0.40%         0.48%         0.04%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                              0.04%         0.04%         0.43%         0.51%         0.07%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Index Fund                       0.04%         0.04%         0.40%         0.48%         0.04%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Index Fund                        0.04%         0.04%         0.40%         0.48%         0.04%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Blend Index Fund                        0.04%         0.04%         0.45%         0.53%         0.09%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund                     0.04%         0.04%         0.40%         0.48%         0.04%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund                      0.04%         0.04%         0.42%         0.50%         0.06%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Blend Index Fund                      0.04%         0.04%         0.44%         0.52%         0.08%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund                 0.04%         0.04%         0.57%         0.65%         0.15%         0.50%
-----------------------------------------------------------------------------------------------------------------------------
Social Choice Equity Fund                       0.04%         0.04%         0.40%         0.48%         0.04%         0.44%
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund                     0.09%         0.04%         0.38%         0.51%         0.02%         0.49%
-----------------------------------------------------------------------------------------------------------------------------


(1) The Funds have adopted distribution plans pursuant to 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") that permits Retirement Class shares to reimburse Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA and principal underwriter for the Funds, for certain promotional expenses of selling Retirement Class shares in an amount up to 0.04% of the net asset value of the shares on an annual basis.

(2) The figures shown for Other Expenses (which do not include 12b-1 or investment management fees) are based on the Funds' annual operating expenses as of September 30, 2003.

(3) To limit the Funds' expenses during its initial period of operations, Advisors has agreed to reimburse the Funds for such Other Expenses (which do not include investment management or 12b-1 fees) that would cause the net annual fund operating expenses to exceed the percentages listed in the last column above.


14 PROSPECTUS Institutional Mutual Funds

EXAMPLE

The following example is intended to help you compare the cost of investing in Retirement Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, that the Fund's operating expenses remain the same, and that there is no expense reimbursement agreement in place after February 1, 2005. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                      1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
  Growth & Income Fund                $   49    $  154    $  269    $  604
--------------------------------------------------------------------------------
  International Equity Fund           $   56    $  189    $  334    $  756
--------------------------------------------------------------------------------
  Large-Cap Value Fund                $   49    $  167    $  296    $  671
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund                 $   49    $  208    $  381    $  883
--------------------------------------------------------------------------------
  Mid-Cap Value Fund                  $   49    $  191    $  345    $  794
--------------------------------------------------------------------------------
  Small-Cap Equity Fund               $   49    $  256    $  480    $1,123
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund         $   45    $  146    $  256    $  577
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund          $   45    $  150    $  265    $  600
--------------------------------------------------------------------------------
  S&P 500 Index Fund                  $   45    $  156    $  278    $  634
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund           $   45    $  150    $  265    $  600
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund            $   45    $  150    $  265    $  600
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund            $   45    $  161    $  287    $  656
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund         $   45    $  150    $  265    $  600
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund          $   45    $  154    $  274    $  622
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund          $   45    $  159    $  283    $  645
--------------------------------------------------------------------------------
  International Equity Index Fund     $   51    $  193    $  347    $  796
--------------------------------------------------------------------------------
  Social Choice Equity Fund           $   45    $  150    $  265    $  600
--------------------------------------------------------------------------------
  Real Estate Securities Fund         $   50    $  162    $  283    $  639
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES
AND RISKS

INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (I.E., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

    VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

o Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

o Can be acquired for less than what one believes is the issuer's potential value; and

o   Appear attractive using discounted cash flow models.

    Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARK AND OTHER INDICES

    The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

RUSSELL 1000 GROWTH INDEX

    This is the benchmark index for the LARGE-CAP GROWTH INDEX FUND. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2003, the market capitalization of companies in the Russell 1000 Growth Index ranged from $690 million to $310 billion, with a mean market capitalization of $13.5 billion and a median market capitalization of $4 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

S&P 500 INDEX

    This is the benchmark index for the GROWTH & INCOME FUND and the S&P 500 INDEX FUND. The S&P 500 Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the Large Cap segment of the market, with over 80% coverage of U.S. equities. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time.

MSCI EAFE INDEX

    This is the benchmark index for the INTERNATIONAL EQUITY FUND and the INTERNATIONAL EQUITY INDEX FUND. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America - in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.


                                        Institutional Mutual Funds PROSPECTUS 15

    The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

RUSSELL 1000 VALUE INDEX

    This is the benchmark for the LARGE-CAP VALUE FUND and the LARGE-CAP VALUE INDEX FUND. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2003, the market capitalization of companies in the Russell 1000 Value Index ranged from $690 million to $273.9 billion, with a mean market capitalization of $10.3 billion and a median market capitalization of $3.8 billion.

RUSSELL MIDCAP GROWTH INDEX

    This is the benchmark for the MID-CAP GROWTH FUND and the MID-CAP GROWTH INDEX FUND. The Russell Midcap Growth Index is a subset of the Russell Mid-Cap Index which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2003, the market capitalization of companies in the Russell Midcap Growth Index ranged from $690 million to $17 billion, with a mean market capitalization of $4.1 billion and a median market capitalization of $3.2 billion.

RUSSELL MIDCAP VALUE INDEX

    This is the benchmark for the MID-CAP VALUE FUND and the MID-CAP VALUE INDEX FUND. The Russell Midcap Value Index is a subset of the Russell Midcap Index which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2003, the market capitalization of companies in the Russell Midcap Value Index ranged from $690 million to $13.9 billion, with a mean market capitalization of $4.0 billion and a median market capitalization of $3.1 billion.

RUSSELL 2000 INDEX

    This is the benchmark for the SMALL-CAP EQUITY FUND and the SMALL-CAP BLEND INDEX FUND. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from $40 million to $2.0 billion, with a mean market capitalization of $580 million and a median market capitalization of $470 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

RUSSELL 3000(R) INDEX

    This is the benchmark for the SOCIAL CHOICE EQUITY FUND. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2003, the market capitalization of companies in the Russell 3000 Index ranged from $40 million to $310 billion, with a mean market capitalization of $4.4 billion and a median market capitalization of $810 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

RUSSELL MID-CAP INDEX

    This is the benchmark for the MID-CAP BLEND INDEX FUND. The Russell Mid-Cap Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2003, the market capitalization of companies in the Russell Mid-Cap Index ranged from $690 million to $12.3 billion, with a mean market capitalization of $4.1 billion and a median market capitalization of $3.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

RUSSELL 2000 GROWTH INDEX

    This is the benchmark for the SMALL-CAP GROWTH INDEX FUND. The Russell 2000 Growth Index is a sub-set of the Russell 2000 Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2003, the market capitalization of companies in the Russell 2000 Growth Index ranged from $60 million to $2.0 billion, with a mean market capitalization of $580 million and a median market capitalization of $460 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

RUSSELL 2000 VALUE INDEX

    This is the benchmark for the SMALL-CAP VALUE INDEX FUND. The Russell 2000 Value Index is a sub-set of the Russell 2000 Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2003, the market capitalization of companies in the Russell 2000 Value Index ranged from $40 million to $2 billion, with a mean market capitalization of $580 million and a median market capitalization of $470 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

WILSHIRE REAL ESTATE SECURITIES INDEX

    This is the benchmark for the REAL ESTATE SECURITIES FUND. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have mar-


16 PROSPECTUS Institutional Mutual Fund
ket capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million.

ADDITIONAL INVESTMENT STRATEGIES

EQUITY FUNDS

    The Equity Funds may invest in short-term debt securities of the following types:

(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. Government or one of its agencies or instrumentalities;

(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

(6) Participation interests in loans banks have made to the issuers of (1) and
    (4) above (these may be considered illiquid);

(7) Asset-backed securities issued by domestic corporations or trusts;

(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking; and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

    Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

    The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund's investment objective and restrictions.

THE REAL ESTATE SECURITIES FUND

    The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above in the section entitled "Additional Investment Strategies for the Equity Funds." The Fund may make certain other investments, but not as principal strategies. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fund may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, the Fund can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund's investment objective and restrictions.

PORTFOLIO TURNOVER

    A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher "portfolio turnover rate." A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Funds will have higher portfolio turnover rates than the Index Funds. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.

SHARE CLASSES

    TIAA-CREF Institutional Mutual Funds offer three share classes for investors, and a Fund may not offer all classes of shares. The Funds' share classes have different fees and expenses, and, as a result, each Fund's share classes will have different share prices and different investment performance. Your money will be invested the same way no matter which class of shares you buy. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or wish assistance.

MANAGEMENT OF THE FUNDS

THE FUNDS' INVESTMENT ADVISER

    Teachers Advisors, Inc. ("Advisors") manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2003, Advisors and Investment Management together had $156 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

    Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

    Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to an annual fee for the investment management services it provides to each of the Funds. The annual investment management fees with respect to each Fund are as follows:

                                        Institutional Mutual Funds PROSPECTUS 17

--------------------------------------------------------------------------------
                                                         ANNUAL FEE (AS A
                                                     PERCENTAGE OF THE AVERAGE
  FUND                                             DAILY NET ASSETS OF THE FUND)
--------------------------------------------------------------------------------
  Growth & Income Fund                                         0.08%
--------------------------------------------------------------------------------
  International Equity Fund                                    0.09%
--------------------------------------------------------------------------------
  Large-Cap Value Fund                                         0.08%
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund                                          0.08%
--------------------------------------------------------------------------------
  Mid-Cap Value Fund                                           0.08%
--------------------------------------------------------------------------------
  Small-Cap Equity Fund                                        0.08%
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund                                  0.04%
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund                                   0.04%
--------------------------------------------------------------------------------
  S&P 500 Index Fund                                           0.04%
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund                                    0.04%
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund                                     0.04%
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund                                     0.04%
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund                                  0.04%
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund                                   0.04%
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund                                   0.04%
--------------------------------------------------------------------------------
  International Equity Index Fund                              0.04%
--------------------------------------------------------------------------------
  Social Choice Equity Fund                                    0.04%
--------------------------------------------------------------------------------
  Real Estate Securities Fund                                  0.09%
--------------------------------------------------------------------------------

    Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund's investments.

OTHER SERVICES

    TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Funds, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. The Funds' compensation to Advisors for these services is reflected as an administrative expense of the Funds. Services that are provided to a particular class of shares are borne only by that class. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.

    TIAA-CREF Institutional Mutual Funds has adopted a Distribution Plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Retirement Class shares of the Funds. Under the Distribution Plan, TIAA-CREF Institutional Mutual Funds may reimburse TPIS for all or part of certain expenses that are incurred in connection with the promotion and distribution of the Retirement Class shares of a Fund, up to an annual rate of 0.04% of the average daily net asset value of such Fund attributable to Retirement Class shares. Fees to be paid with respect to the Funds under the Distribution Plan will be calculated daily and paid monthly. The annual fees payable with respect to the Retirement Class shares of a Fund are intended to reimburse TPIS for expenses it incurs promoting the sale of Retirement Class shares and provide ongoing servicing and maintenance of the accounts of Retirement Class shares, and for providing personal and account maintenance services to Retirement Class shareholders and salaries and other expenses relating to the Retirement Class account servicing efforts. Because the fees are paid out of a Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATING SHARE PRICE

    We determine the net asset value ("NAV") per share, or share price, of a Fund on each day the New York Stock Exchange is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on all U.S. national exchanges (generally, 4:00 p.m. Eastern Time) where securities or other investments of a Fund are principally traded. We will not price Fund shares on days that the NYSE is closed. This remains the case for Funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate. We compute a Fund's NAV by dividing the value of the Fund's assets, less its liabilities, by the number of outstanding shares of that Fund.

    We usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's NAV is calculated.

    Money market instruments with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

    Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

--------------------------------------------------------------------------------
  FUND                                                  DIVIDEND PAID
--------------------------------------------------------------------------------
  Growth & Income Fund                                    Quarterly
--------------------------------------------------------------------------------
  International Equity Fund                               Annually
--------------------------------------------------------------------------------
  Large-Cap Value Fund                                    Annually
--------------------------------------------------------------------------------
  Mid-Cap Growth Fund                                     Annually
--------------------------------------------------------------------------------
  Mid-Cap Value Fund                                      Annually
--------------------------------------------------------------------------------
  Small-Cap Equity Fund                                   Annually
--------------------------------------------------------------------------------
  Large-Cap Growth Index Fund                             Annually
--------------------------------------------------------------------------------
  Large-Cap Value Index Fund                              Annually
--------------------------------------------------------------------------------
  S&P 500 Index Fund                                      Annually
--------------------------------------------------------------------------------
  Mid-Cap Growth Index Fund                               Annually
--------------------------------------------------------------------------------
  Mid-Cap Value Index Fund                                Annually
--------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund                                Annually
--------------------------------------------------------------------------------
  Small-Cap Growth Index Fund                             Annually
--------------------------------------------------------------------------------
  Small-Cap Value Index Fund                              Annually
--------------------------------------------------------------------------------
  Small-Cap Blend Index Fund                              Annually
--------------------------------------------------------------------------------
  International Equity Index Fund                         Annually
--------------------------------------------------------------------------------
  Social Choice Equity Fund                               Annually
--------------------------------------------------------------------------------
  Real Estate Securities Fund                             Quarterly
--------------------------------------------------------------------------------

    We intend to pay net capital gains from Funds that have them once a year.

    Dividends and capital gain distributions paid to holders of Retirement Class shares of a Fund will automatically be reinvested in additional shares of the Fund.


18 PROSPECTUS Institutional Mutual Funds

    We make distributions for each Fund on a per share basis to the shareholders of record on the Fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of "Buying a dividend" below). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

    Generally, individuals are not subject to federal income tax in connection with Retirement Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, Services or your tax advisor.

    This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: BUYING, SELLING OR
EXCHANGING SHARES

HOW TO PURCHASE SHARES

ELIGIBLE RETIREMENT CLASS INVESTORS

    Retirement Class shares of the TIAA-CREF Institutional Mutual Funds are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, with Services in connection with certain employee benefit plans (the "plan(s)"), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals with Services as IRAs pursuant to section 408 of the Code.

STARTING OUT

    If you are a participant in such a plan and your employer or plan trustee has established a plan account with Services, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center's online enrollment feature at www.tiaa-cref.org.

PURCHASE OF RETIREMENT CLASS SHARES

    You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see "Allocating Retirement Contributions to a Fund" below). You may also direct the purchase of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer's plan.

    There is currently no minimum investment requirement for Retirement Class shares. We also do not currently restrict the frequency of investments made in the Funds by participant accounts, although we reserve the right to impose such restrictions in the future. Your employer's plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. Services accepts purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. Services does not accept purchase requests specifying a certain price, date, or number of shares.

    Services has the right to reject your custody application and to refuse to sell additional Retirement Class shares of any Fund to any investor for any reason. Services treats all orders to purchase Retirement Class shares as being received by it when they are received in "good order" (see page 20).

We may suspend or terminate the offering of Retirement Class shares of one or more Funds to your employer's plan.

ALLOCATING RETIREMENT CONTRIBUTIONS TO A FUND

    If you are just starting out and are initiating contributions to your employer's plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

o   using the TIAA-CREF Web Center at www.tiaa-cref.org;

o calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;

o calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

o   faxing us at: 800 914-8922; or

o   writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

OPENING AN IRA OR KEOGH ACCOUNT

    Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account with Services and purchase Retirement Class shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at WWW.TIAA-CREF.ORG. We reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Funds.

VERIFYING YOUR IDENTITY

    Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

HOW TO EXCHANGE SHARES

GENERAL INFORMATION ABOUT EXCHANGES FOR RETIREMENT CLASS SHARES

    Subject to the limitations outlined below and any limitations under your employer's plan, you may exchange Retirement Class shares of a Fund for those of another Fund available under the plan. An "exchange" means:

o a sale of Retirement Class shares of one Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another Fund for your account;

o a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of a Fund for your participant, IRA or Annuity account;


                                        Institutional Mutual Funds PROSPECTUS 19

o a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

o   using the TIAA-CREF Web Center at www.tiaa-cref.org;

o calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;

o calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

o   faxing us at: 800 914-8922; or

o   writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

    Services may, in its sole discretion, reject any exchange request for any reason and modify, suspend, or terminate the exchange privilege at any time.

MARKET TIMING POLICY

    There are participants who may try to profit from transferring money back and forth among the options available under the terms of your plan, in an effort to "time" the market. As money is shifted in and out of these accounts, we incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate the costs. To discourage this market timing activity, if you make more than three exchanges out of any TIAA-CREF account or fund in a calendar month, you will be advised that if this exchange frequency continues, we will suspend your ability to make exchanges by telephone, fax and Internet.

    In addition, you may not make electronic exchanges (I.E., over the Internet, by telephone or by fax) involving the International Equity Fund and the International Equity Index Fund (collectively, the "International Funds") between 2:30 p.m. and 4:00 p.m. Eastern Time. All those transfer requests will be rejected. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time or the close of the NYSE, if earlier. We have the right to modify our policy at any time without advance notice.

HOW TO REDEEM SHARES

RETIREMENT CLASS INVESTORS

    You may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer's plan. A redemption can be part of an exchange. If it is, follow the procedures in the "How to Exchange Shares" Section above. Otherwise, to request a redemption, you can do one of the following:

o call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 11:00 p.m. Eastern Time and weekends from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

o   fax us at: 800 914-8922; or

o   write to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201

    You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

    We accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

    Pursuant to your instructions, Services reinvests redemption proceeds in (1) Retirement Class shares of other Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that Services receives your request in good order (see below), and credits your participant or IRA account within seven days thereafter. If you request a redemption shortly after a recent purchase of Retirement Class shares by check, Services may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, Services will send the proceeds by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct Services by letter with a signature guarantee.

    Services also may postpone payment of redemption proceeds if a Fund does not redeem shares tendered by Services for redemption. This can happen if: (1) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Fund shareholders.

IN-KIND REDEMPTIONS OF SHARES

    The Fund, in its sole discretion, may pay "in kind" any redemption requests made by Services on your behalf that exceed the lesser of $250,000 or 1% of the Fund's total assets during any 90-day period. A payment "in kind" means a payment of a pro-rata portion of the Fund's portfolio securities instead of cash. In such an event, Services will distribute these securities to you from your participant account. If you have an IRA custody account, Services will leave these securities in your account.

OTHER INVESTOR INFORMATION

    GOOD ORDER. Purchase, redemption and exchange requests from participants and IRA account owners are not processed by Services until it receives them in good order. "Good order" means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction.

    The share price used by Services for all transactions is the NAV per share next calculated after the Fund's transfer agent, Boston Financial Data Services ("BFDS"), receives a purchase or redemption order from Services on your behalf. Except as described above for the International Funds, if you place a purchase, redemption or exchange order for Retirement Class shares with Services in connection with your participant or IRA custody account anytime before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), Services executes the transaction using the NAV per share for that day.

    TIAA-CREF WEB CENTER AND TELEPHONIC TRANSACTIONS. The Funds and Services aren't liable for losses from unauthorized TIAA-CREF Web Center and telephonic transactions so long as the Funds and Services follow reasonable procedures designed to verify the identity of the person effecting the transaction. Services takes the following precautions to ensure your instructions are genuine. Services requires the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF's Web Center or by telephone are genuine. Services also tape records telephone instructions and provides written confirmations of such instructions. Services accepts all telephone instructions that it reasonably believes are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. Services may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

    ELECTRONIC PROSPECTUSES. If you received this prospectus electronically and would like a paper copy, please contact us using the TIAA-CREF Web Center at www.tiaa-cref.org and we will send one to you.


20 PROSPECTUS Institutional Mutual Funds

GLOSSARY

    CODE: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

    DURATION: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security's duration.

    EQUITY SECURITIES: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

    FIXED-INCOME SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (I.E., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

    FOREIGN INVESTMENTS: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

    FOREIGN ISSUERS: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

    U.S. GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    INVESTMENT GRADE: A fixed-income security is Investment Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization ("NRSRO") or unrated securities that the investment adviser determines are of comparable quality.


                                        Institutional Mutual Funds PROSPECTUS 21

FINANCIAL HIGHLIGHTS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The Financial Highlights table is intended to help you understand the Funds' financial performance since they began operations through the period ended September 30, 2003. Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Institutional Mutual Funds' Annual Report. It is available without charge upon request.


                                                                           GROWTH & INCOME FUND
                                            ----------------------------------------------------------------------------------
                                            RETIREMENT CLASS                              INSTITUTIONAL CLASS
                                            ----------------    --------------------------------------------------------------

                                             FOR THE PERIOD                                                     FOR THE PERIOD
                                            OCTOBER 1, 2002                                                      JUNE 14, 1999
                                              (COMMENCEMENT                                                      (COMMENCEMENT
                                             OF OPERATIONS)                                                     OF OPERATIONS)
                                           TO SEPTEMBER 30,           FOR THE YEARS ENDED SEPTEMBER 30,       TO SEPTEMBER 30,
                                                   2003 (a)      2003      2002          2001         2000            1999 (a)
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period            $    6.14   $    6.14   $     7.91     $  11.24     $    9.76    $   10.00
-------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                              0.07(b)     0.10(b)      0.09(b)      0.09          0.10         0.04
  Net realized and unrealized gain (loss) on
    total investments                                1.22        1.22        (1.78)       (3.15)         1.49        (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations         1.29        1.32        (1.69)       (3.06)         1.59        (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (0.04)      (0.10)       (0.08)       (0.09)        (0.10)       (0.03)
  Net realized gains                                   --          --           --        (0.18)        (0.01)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (0.04)      (0.10)       (0.08)       (0.27)        (0.11)       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    7.39   $    7.36   $     6.14     $   7.91     $   11.24    $    9.76
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        21.14%      21.62%      (21.51)%      27.66)%       16.18%       (2.05)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)      $   8,027   $  05,404   $  376,529     $  9,880     $  65,334    $  25,174
Ratio of expenses to average net assets before
    expense waiver and reimbursement                 0.48%       0.15%        0.29%        0.44%         0.78%        0.38%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                 0.47%       0.14%        0.22%        0.22%         0.22%        0.07%
Ratio of net investment income to
    average net assets                               1.02%       1.48%        1.18%        1.10%         1.02%        0.36%
Portfolio turnover rate                            149.57%     149.57%      127.75%       49.56%        37.95%       10.95%
-------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.


22 PROSPECTUS Institutional Mutual Funds


                                                                         INTERNATIONAL EQUITY FUND
                                            ----------------------------------------------------------------------------------
                                            RETIREMENT CLASS                              INSTITUTIONAL CLASS
                                            ----------------    --------------------------------------------------------------

                                             FOR THE PERIOD                                                     FOR THE PERIOD
                                            OCTOBER 1, 2002                                                      JUNE 14, 1999
                                              (COMMENCEMENT                                                      (COMMENCEMENT
                                             OF OPERATIONS)                                                     OF OPERATIONS)
                                           TO SEPTEMBER 30,           FOR THE YEARS ENDED SEPTEMBER 30,       TO SEPTEMBER 30,
                                                   2003 (a)      2003      2002          2001         2000            1999 (a)
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period            $    6.86    $   6.86   $     8.08    $   12.55    $  10.66     $   10.00
-------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                              0.13(b)     0.17(b)      0.15(b)      0.10        0.07          0.04
  Net realized and unrealized gain (loss) on
    total investments                                1.66        1.65        (1.29)       (4.06)       1.94          0.62
-------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations         1.79        1.82        (1.14)       (3.96)       2.01          0.66
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                --       (0.12)       (0.08)       (0.04)      (0.05)           --
  Net realized gains                                   --          --           --        (0.47)      (0.07)           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --       (0.12)       (0.08)       (0.51)      (0.12)           --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    8.65    $   8.56   $     6.86    $    8.08    $  12.55     $   10.66
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        26.15%      26.90%      (14.28)%     (32.63)      18.58%         6.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)      $   9,863    $370,026   $  205,899    $ 120,436    $ 83,841     $   27,472
Ratio of expenses to average net assets before
    expense waiver and reimbursement                 0.61%       0.27%        0.44%        0.52%       0.70%         0.39%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                 0.54%       0.20%        0.29%        0.29%       0.29%         0.09%
Ratio of net investment income to
    average net assets                               1.61%       2.20%        1.80%        1.51%       0.94%         0.45%
Portfolio turnover rate                            156.48%     156.48%       77.63%       77.83%     105.37%        21.35%
-------------------------------------------------------------------------------------------------------------------------------



                                        Institutional Mutual Funds PROSPECTUS 23


                                                                      LARGE-CAP VALUE FUND
                                    ------------------------------------------------------------------------------------------------
                                          RETIREMENT CLASS              INSTITUTIONAL CLASS                  RETAIL CLASS
                                    ------------------------------- ------------------------------- --------------------------------

                                                    FOR THE PERIOD                  FOR THE PERIOD                   FOR THE PERIOD
                                                  SEPTEMBER 4, 2002              SEPTEMBER 4, 2002                SEPTEMBER 4, 2002
                                          FOR THE   (COMMENCEMENT        FOR THE     (COMMENCEMENT       FOR THE      (COMMENCEMENT
                                       YEAR ENDED   OF OPERATIONS)    YEAR ENDED    OF OPERATIONS)    YEAR ENDED      OF OPERATIONS)
                                    SEPTEMBER 30, TO SEPTEMBER 30,  SEPTEMBER 30, TO SEPTEMBER 30,  SEPTEMBER 30,   TO SEPTEMBER 30,
                                             2003         2002 (a)          2003          2002 (a)          2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period     $   9.16    $   10.00        $     9.16        $   10.00       $     9.16     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (B)                  0.21         0.01              0.25             0.01            0.22            0.01
  Net realized and unrealized gain
    (loss) on total investments              2.24        (0.85)             2.22            (0.85)           2.20           (0.85)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
    operations                               2.45        (0.84)             2.47            (0.84)           2.42           (0.84)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (0.06)          --             (0.04)              --           (0.06)
  Net realized gains                           --           --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (0.06)          --             (0.04)              --           (0.06)             --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $  11.55    $    9.16        $    11.59        $    9.16      $    11.52      $     9.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                26.94%       (8.40)            26.98%           (8.40)          26.47%          (8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
    (in thousands)                       $  9,943    $      92        $   14,822        $      92      $   85,349      $   18,135
Ratio of expenses to average net assets
    before expense waiver and
    reimbursement                           0.54%         0.03%             0.21%            0.01%           0.51%           0.03%
Ratio of expenses to average net assets
  after expense waiver and reimbursement    0.47%         0.03%             0.14%            0.01%           0.44%           0.03%
Ratio of net investment income to
    average net assets                      1.89%         0.09%             2.31%            0.11%           1.99%           0.09%
Portfolio turnover rate                   184.99%        25.09%           184.99%           25.09%         184.99%          25.09%
------------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) Amount represents less than $0.01 per share.


24 PROSPECTUS Institutional Mutual Funds


                                                                          MID-CAP GROWTH FUND
                                    ------------------------------------------------------------------------------------------------
                                          RETIREMENT CLASS              INSTITUTIONAL CLASS                  RETAIL CLASS
                                    ------------------------------- ------------------------------- --------------------------------

                                                    FOR THE PERIOD                  FOR THE PERIOD                   FOR THE PERIOD
                                                  SEPTEMBER 4, 2002              SEPTEMBER 4, 2002                SEPTEMBER 4, 2002
                                          FOR THE   (COMMENCEMENT        FOR THE     (COMMENCEMENT       FOR THE      (COMMENCEMENT
                                       YEAR ENDED   OF OPERATIONS)    YEAR ENDED    OF OPERATIONS)    YEAR ENDED      OF OPERATIONS)
                                    SEPTEMBER 30, TO SEPTEMBER 30,  SEPTEMBER 30, TO SEPTEMBER 30,  SEPTEMBER 30,   TO SEPTEMBER 30,
                                             2003         2002 (a)          2003          2002 (a)          2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period    $   9.21     $   10.00          $   9.21        $   10.00       $    9.21       $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (B)                   --            --              0.04               --              --              --
  Net realized and unrealized gain
    (loss) on total investments             3.76         (0.79)             3.77            (0.79)           3.77           (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
    operations                              3.76         (0.79)             3.81            (0.79)           3.77           (0.79)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (0.00)(c)        --                --               --           (0.00)(c)          --
  Net realized gains                       (0.00)(c)        --             (0.00)(c)           --           (0.00)(c)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                        (0.00)(c)        --             (0.00)(c)          --            (0.00)(c)          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $  12.97      $   9.21          $  13.02        $    9.21       $   12.98       $    9.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               40.85%        (7.90)%           41.37%           (7.90)%         40.96%          (7.90)%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period
    (in thousands)                      $ 25,519      $     92          $  1,887        $      92         $22,004      $    9,025
Ratio of expenses to average net
    assets before expense waiver
    and reimbursement                       0.73%         0.03%             0.39%            0.01%           0.69%           0.03%
Ratio of expenses to average net assets
    after expense waiver and
    reimbursement                           0.47%         0.03%             0.14%            0.01%           0.44%           0.03%
Ratio of net investment income to
    average net assets                     (0.02)%        0.02%             0.31%            0.04%           0.01%          0.02%
Portfolio turnover rate                   162.02%        18.61%           162.02%           18.61%         162.02%         18.61%
------------------------------------------------------------------------------------------------------------------------------------



                                        Institutional Mutual Funds PROSPECTUS 25



                                                                           MID-CAP VALUE FUND
                                    ------------------------------------------------------------------------------------------------
                                          RETIREMENT CLASS              INSTITUTIONAL CLASS                  RETAIL CLASS
                                    ------------------------------- ------------------------------- --------------------------------

                                                    FOR THE PERIOD                  FOR THE PERIOD                   FOR THE PERIOD
                                                  SEPTEMBER 4, 2002              SEPTEMBER 4, 2002                SEPTEMBER 4, 2002
                                          FOR THE   (COMMENCEMENT        FOR THE     (COMMENCEMENT       FOR THE      (COMMENCEMENT
                                       YEAR ENDED   OF OPERATIONS)    YEAR ENDED    OF OPERATIONS)    YEAR ENDED      OF OPERATIONS)
                                    SEPTEMBER 30, TO SEPTEMBER 30,  SEPTEMBER 30, TO SEPTEMBER 30,  SEPTEMBER 30,   TO SEPTEMBER 30,
                                             2003         2002 (a)          2003          2002 (a)          2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period     $   9.03       $   10.00       $   9.03        $   10.00      $   9.03          $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                  0.18            0.01           0.22             0.01          0.19              0.01
  Net realized and unrealized gain
    (loss) on total investments              2.80           (0.98)          2.81            (0.98)         2.80             (0.98)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
    operations                               2.98           (0.97)          3.03            (0.97)         2.99             (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (0.06)             --          (0.04)              --         (0.05)               --
  Net realized gains                           --              --             --               --            --                --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (0.06)             --          (0.04)              --         (0.05)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $  11.95       $    9.03       $  12.02        $    9.03      $  11.97          $   9.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                33.27% %        (9.70)%        33.63%           (9.70)%       33.29%            (9.70)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
    (in thousands)                       $ 15,669       $      90       $  4,009        $      90      $  9,476          $  8,852
Ratio of expenses to average net
    assets before expense waiver
    and reimbursement                        0.65%           0.03%          0.32%            0.01%         0.62%             0.03%
Ratio of expenses to average net
    assets after expense waiver
    and reimbursement                        0.47%           0.03%          0.14%            0.01%         0.44%             0.03%
Ratio of net investment income to
    average net assets                       1.52%           0.12%          2.05%            0.14%         1.83%             0.11%
Portfolio turnover rate                    214.97%          15.01%        214.97%           15.01%       214.97%            15.01%
------------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.


26 PROSPECTUS Institutional Mutual Funds


                                                                           SMALL CAP EQUITY FUND
                                    ------------------------------------------------------------------------------------------------
                                          RETIREMENT CLASS              INSTITUTIONAL CLASS                  RETAIL CLASS
                                    ------------------------------- ------------------------------- --------------------------------

                                                    FOR THE PERIOD                  FOR THE PERIOD                   FOR THE PERIOD
                                                  SEPTEMBER 4, 2002              SEPTEMBER 4, 2002                SEPTEMBER 4, 2002
                                          FOR THE   (COMMENCEMENT        FOR THE     (COMMENCEMENT       FOR THE      (COMMENCEMENT
                                       YEAR ENDED   OF OPERATIONS)    YEAR ENDED    OF OPERATIONS)    YEAR ENDED      OF OPERATIONS)
                                    SEPTEMBER 30, TO SEPTEMBER 30,  SEPTEMBER 30, TO SEPTEMBER 30,  SEPTEMBER 30,   TO SEPTEMBER 30,
                                             2003         2002 (a)          2003          2002 (a)          2003            2002 (a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period    $    9.27    $   10.00        $     9.27         $  10.00    $     9.27         $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                  0.11         0.01              0.14             0.02          0.12              0.02
  Net realized and unrealized gain
    (loss) on total investments              3.28        (0.74)             3.29            (0.75)         3.29             (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
operations                                   3.39        (0.73)             3.43            (0.73)         3.41             (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (0.04)          --             (0.02)              --         (0.04)               --
  Net realized gains                           --           --                --               --            --                --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (0.04)          --             (0.02)              --         (0.04)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $   12.62    $    9.27        $    12.68         $   9.27    $    12.64         $    9.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                36.65%       (7.30)%           37.12%           (7.30)%       36.90%            (7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period
    (in thousands)                      $  29,036     $     93        $   18,702         $     93    $   28,139         $  18,351
Ratio of expenses to average net
    assets before expense waiver
    and reimbursement                        0.95%        0.03%             0.62%            0.01%         0.78%             0.02%
Ratio of expenses to average net
    assets after expense waiver
    and reimbursement                        0.47%        0.03%             0.14%            0.01%         0.30%             0.02%
Ratio of net investment income to
    average net assets                       0.89%        0.15%             1.25%            0.17%         1.10%             0.16%
Portfolio turnover rate                    328.39%       14.52%           328.39%           14.52%       328.39%            14.52%
------------------------------------------------------------------------------------------------------------------------------------


                                        Institutional Mutual Funds PROSPECTUS 27


                                                                    LARGE-CAP GROWTH INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.29           $   10.00       $    9.29          $   10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.07                0.01            0.11               0.01
  Net realized and unrealized gain (loss) on
    total investments                                   2.27               (0.72)           2.27              (0.72)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.34               (0.71)           2.38              (0.71)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.03)                 --           (0.04)                --
  Net realized gains                                      --                  --              --                 --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.03)                 --           (0.04)                --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    11.60           $    9.29       $   11.63          $    9.29
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           25.21%              (7.10)%         25.68%             (7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      200              $   93       $  34,647          $  60,298
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.46%               0.03%           0.13%              0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.41%               0.03%           0.08%              0.01%
Ratio of net investment income to
    average net assets                                  0.68%               0.10%           1.02%              0.12%
Portfolio turnover rate                                18.57%               0.00%          18.57%              0.00%
------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.


28 PROSPECTUS Institutional Mutual Funds


                                                                    LARGE-CAP VALUE INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.26           $   10.00      $     9.26        $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.23                0.01            0.26              0.01
  Net realized and unrealized gain (loss) on
    total investments                                   1.96               (0.75)           1.97             (0.75)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.19               (0.74)           2.23             (0.74)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.07)                 --           (0.08)               --
  Net realized gains                                      --                  --              --                --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.07)                 --           (0.08)               --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    11.38           $    9.26      $    11.41        $     9.26
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           23.77%  %           (7.40)%         24.20%            (7.40)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      161              $   93      $   89,164        $   55,488
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.48%               0.03%           0.16%             0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.40%               0.03%           0.08%             0.01%
Ratio of net investment income to
    average net assets                                  2.17%               0.12%           2.49%             0.15%
Portfolio turnover rate                                62.88%               0.00%          62.88%             0.00%
------------------------------------------------------------------------------------------------------------------------------


                                                                          S&P 500 INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.32           $   10.00      $     9.32         $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.14                0.01            0.18               0.01
  Net realized and unrealized gain (loss) on
    total investments                                   2.07               (0.69)           2.07              (0.69)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.21               (0.68)           2.25              (0.68)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.05)                 --           (0.05)                --
  Net realized gains                                      --                  --              --                 --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.05)                 --           (0.05)                --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    11.48           $    9.32      $    11.52         $     9.32
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           23.77%              (6.80)%         24.23%             (6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $   12,860           $      93      $   77,569         $   41,867
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.51%               0.03%           0.17%              0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.43%               0.03%           0.08%              0.01%
Ratio of net investment income to
    average net assets                                  1.27%               0.11%           1.68%              0.13%
Portfolio turnover rate                                19.84%               0.00%          19.84%              0.00%
------------------------------------------------------------------------------------------------------------------------------


                                        Institutional Mutual Funds PROSPECTUS 29




                                                                      MID-CAP GROWTH INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.35           $   10.00      $     9.35         $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.01                0.01            0.04               0.01
  Net realized and unrealized gain (loss) on
    total investments                                   3.55               (0.66)           3.57              (0.66)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            3.56               (0.65)           3.61              (0.65)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.00)(c)              --           (0.02)                --
  Net realized gains                                   (0.00)(c)              --           (0.00)(c)             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.00)(c)              --           (0.02)                --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.91           $    9.35      $    12.94         $     9.35
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           38.14%              (6.50)%         38.64%    %        (6.50)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      303           $      94      $   21,450         $   22,352
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.48%               0.03%           0.15%              0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.41%               0.03%           0.08%              0.01%
Ratio of net investment income to
    average net assets                                  0.06%               0.05%           0.38%              0.07%
Portfolio turnover rate                                34.98%               0.00%          34.98%              0.00%
------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.
(c) Amount represents less than $0.01 per share.


30 PROSPECTUS Institutional Mutual Funds


                                                                      MID-CAP VALUE INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.30           $   10.00      $     9.30         $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.21                0.01            0.25               0.01
  Net realized and unrealized gain (loss) on
    total investments                                   2.36               (0.71)           2.36              (0.71)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.57               (0.70)           2.61              (0.70)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.07)                 --           (0.08)                --
  Net realized gains                                      --                  --              --                 --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.07)                 --           (0.08)                --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    11.80           $    9.30      $    11.83         $     9.30
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           27.78%              (7.00)%         28.21%             (7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      308           $      93      $   29,797         $   22,239
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.48%               0.03%           0.16%              0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.40%               0.03%           0.08%              0.01%
Ratio of net investment income to
    average net assets                                  2.04%               0.12%           2.38%              0.14%
Portfolio turnover rate                                23.58%               0.00%          23.58%              0.00%
------------------------------------------------------------------------------------------------------------------------------


                                                                      MID-CAP BLEND INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.38           $   10.00      $     9.39         $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.13                0.01            0.16               0.01
  Net realized and unrealized gain (loss) on
    total investments                                   2.86               (0.63)           2.86              (0.62)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.99               (0.62)           3.02              (0.61)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.04)                 --           (0.05)                --
  Net realized gains                                      --                  --              --                 --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.04)                 --           (0.05)                --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.33           $    9.38      $    12.36         $     9.39
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           32.02%              (6.20)%         32.31%             (6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      254           $      94      $   39,469         $   25,249
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.53%               0.03%           0.20%              0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.41%               0.03%           0.08%              0.01%
Ratio of net investment income to
    average net assets                                  1.19%               0.09%           1.52%              0.11%
Portfolio turnover rate                                34.88%               0.00%          34.88%              0.00%
------------------------------------------------------------------------------------------------------------------------------


                                        Institutional Mutual Funds PROSPECTUS 31


                                                                      SMALL-CAP GROWTH INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.32           $   10.00      $    9.32          $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.04                0.01           0.07                0.01
  Net realized and unrealized gain (loss) on
    total investments                                   3.79               (0.69)          3.80               (0.69)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            3.83               (0.68)          3.87               (0.68)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.02)                 --          (0.03)                 --
  Net realized gains                                      --                  --             --                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.02)                 --          (0.03)                 --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    13.13           $    9.32      $   13.16          $     9.32
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           41.11%              (6.80)%        41.59%              (6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      177           $      93      $  60,470          $   45,572
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.48%               0.03%          0.16%               0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.40%               0.03%          0.08%               0.01%
Ratio of net investment income to
    average net assets                                  0.32%               0.09%          0.66%               0.11%
Portfolio turnover rate                                51.67%               0.04%         51.67%               0.04%
------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.


32 PROSPECTUS Institutional Mutual Funds


                                                                      SMALL-CAP VALUE INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.30           $   10.00     $     9.30          $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.17                0.02           0.20                0.02
  Net realized and unrealized gain (loss) on
    total investments                                   2.70               (0.72)          2.71               (0.72)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.87               (0.70)          2.91               (0.70)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.06)                 --          (0.07)                 --
  Net realized gains                                      --                  --             --                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.06)                 --          (0.07)                 --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.11           $    9.30     $    12.14          $     9.30
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           31.04%              (7.00)%        31.49%              (7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      135           $      93     $   51,945          $   40,819
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.50%               0.03%          0.18%               0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.40%               0.03%          0.08%               0.01%
Ratio of net investment income to
    average net assets                                  1.63%               0.20%          1.96%               0.22%
Portfolio turnover rate                                56.43%               0.00%         56.43%               0.00%
------------------------------------------------------------------------------------------------------------------------------


                                                                      SMALL-CAP BLEND INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.31           $   10.00     $     9.31          $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.11                0.01           0.14                0.02
  Net realized and unrealized gain (loss) on
    total investments                                   3.21               (0.70)          3.22               (0.71)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            3.32               (0.69)          3.36               (0.69)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.04)                 --          (0.05)                 --
  Net realized gains                                      --                  --             --                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.04)                 --          (0.05)                 --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.59           $    9.31     $    12.62          $     9.31
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           35.76%              (6.90)%        36.21%              (6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      157           $      93     $  103,402          $   38,997
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.52%               0.03%          0.19%               0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.40%               0.03%          0.08%               0.01%
Ratio of net investment income to
    average net assets                                  0.98%               0.15%          1.31%               0.17%
Portfolio turnover rate                                52.39%               0.01%         52.39%               0.01%
------------------------------------------------------------------------------------------------------------------------------



                                        Institutional Mutual Funds PROSPECTUS 33




                                                                    INTERNATIONAL EQUITY INDEX FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

Net asset value, beginning of period              $     9.21           $   10.00      $    9.21          $    10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:

  Net investment income (b)                             0.20                0.02           0.25                0.02
  Net realized and unrealized gain (loss) on
    total investments                                   2.14               (0.81)          2.12               (0.81)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.34               (0.79)          2.37               (0.79)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.04)                 --          (0.04)                 --
  Net realized gains                                      --                  --             --                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.04)                 --          (0.04)                 --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    11.51           $    9.21      $   11.54          $     9.21
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           25.44%              (7.90)%        25.87%              (7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $      116           $      92      $  64,563          $   45,943
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.65%               0.03%          0.33%               0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.47%               0.03%          0.15%               0.01%
Ratio of net investment income to
    average net assets                                  1.94%               0.22%          2.51%               0.24%
Portfolio turnover rate                                 9.31%               0.44%          9.31%               0.44%
------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.


34 PROSPECTUS Institutional Mutual Funds


                                                                     REAL ESTATE SECURITIES FUND
                                               ---------------------------------------------------------------------
                                                         RETIREMENT CLASS                 INSTITUTIONAL CLASS
                                               ----------------------------------  ---------------------------------
                                                                   FOR THE PERIOD                     FOR THE PERIOD
                                                                SEPTEMBER 4, 2002                  SEPTEMBER 4, 2002
                                                     FOR THE        (COMMENCEMENT        FOR THE       (COMMENCEMENT
                                                  YEAR ENDED       OF OPERATIONS)     YEAR ENDED      OF OPERATIONS)
                                               SEPTEMBER 30,     TO SEPTEMBER 30,  SEPTEMBER 30,    TO SEPTEMBER 30,
                                                        2003             2002 (a)           2003           2002 (a)
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.72           $   10.00     $     9.72           $   10.00
------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.57                0.05           0.59                0.05
  Net realized and unrealized gain (loss) on
    total investments                                   2.39               (0.31)          2.37               (0.31)
------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.96               (0.26)          2.96               (0.26)
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.27)              (0.02)         (0.35)              (0.02)
  Net realized gains                                   (0.01)                 --          (0.01)                 --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.28)              (0.02)         (0.36)              (0.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    12.40           $    9.72     $    12.32           $    9.72
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           30.92%              (2.58)%        30.94%              (2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $   14,207           $      97     $   99,389           $      97
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.51%               0.03%          0.18%               0.01%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.48%               0.03%          0.15%               0.01%
Ratio of net investment income to
    average net assets                                  4.81%               0.51%          5.27%               0.53%
Portfolio turnover rate                               317.14%              15.45%        317.14%              15.45%
------------------------------------------------------------------------------------------------------------------------------


                                                  REAL ESTATE SECURITIES FUND
                                              ----------------------------------
                                                          RETAIL CLASS
                                              ----------------------------------
                                                                  FOR THE PERIOD
                                                               SEPTEMBER 4, 2002
                                                    FOR THE        (COMMENCEMENT
                                                 YEAR ENDED       OF OPERATIONS)
                                              SEPTEMBER 30,     TO SEPTEMBER 30,
                                                       2003             2002 (a)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period              $     9.72       $   10.00
--------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income (b)                             0.52            0.05
  Net realized and unrealized gain (loss) on
    total investments                                   2.39           (0.31)
--------------------------------------------------------------------------------
Total gain (loss) from investment operations            2.91           (0.26)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (0.40)          (0.02)
  Net realized gains                                   (0.01)             --
--------------------------------------------------------------------------------
Total distributions                                    (0.41)          (0.02)
--------------------------------------------------------------------------------
Net asset value, end of period                    $    12.22       $    9.72
--------------------------------------------------------------------------------
TOTAL RETURN                                           30.66%          (2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)        $   52,603       $  19,246
Ratio of expenses to average net assets before
    expense waiver and reimbursement                    0.47%           0.03%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                    0.45%           0.03%
Ratio of net investment income to
    average net assets                                  4.80%           0.50%
Portfolio turnover rate                               317.14%          15.45%
--------------------------------------------------------------------------------


                                        Institutional Mutual Funds PROSPECTUS 35


                                                                           SOCIAL CHOICE EQUITY
                                            ----------------------------------------------------------------------------------
                                            RETIREMENT CLASS                              INSTITUTIONAL CLASS
                                            ----------------    --------------------------------------------------------------

                                             FOR THE PERIOD                                                     FOR THE PERIOD
                                            OCTOBER 1, 2002                                                      JUNE 14, 1999
                                              (COMMENCEMENT                                                      (COMMENCEMENT
                                             OF OPERATIONS)                                                     OF OPERATIONS)
                                           TO SEPTEMBER 30,           FOR THE YEARS ENDED SEPTEMBER 30,       TO SEPTEMBER 30,
                                                   2003 (a)      2003      2002          2001         2000            1999 (a)
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period            $    6.41   $    6.41   $   8.03       $  11.16     $   9.86     $    10.00
-------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                              0.09(b)     0.12(b)    0.11(b)        0.10         0.11           0.04
  Net realized and unrealized gain (loss) on
    total investments                                1.54        1.52      (1.64)         (2.94)        1.25          (0.18)
-------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations         1.63        1.64      (1.53)         (2.84)        1.36          (0.14)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (0.03)      (0.09)     (0.09)         (0.11)       (0.06)            --
  Net realized gains                                   --          --         --          (0.18)          --             --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (0.03)      (0.09)     (0.09)         (0.29)       (0.06)            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    8.01   $    7.96   $   6.41       $   8.03     $  11.16     $     9.86
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        25.42%      25.89%    (19.34)%       (25.99)       13.84%         (1.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)      $   8,936   $  50,790   $ 36,180       $ 26,460     $ 29,307     $   24,731
Ratio of expenses to average net assets before
    expense waiver and reimbursement                 0.48%       0.13%      0.81%          0.97%        0.90%          0.37%
Ratio of expenses to average net assets after
    expense waiver and reimbursement                 0.43%       0.08%      0.18%          0.18%        0.18%          0.05%
Ratio of net investment income to
    average net assets                               1.16%       1.65%      1.34%          1.12%        1.00%          0.37%
Portfolio turnover rate                             27.53%      27.53%     21.71%          4.96%       16.22%          0.06%
-------------------------------------------------------------------------------------------------------------------------------


(a) The percentages shown for this period are not annualized.
(b) Based on average shares outstanding.


36 PROSPECTUS Institutional Mutual Funds

FOR MORE INFORMATION ABOUT TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
The following documents contain more information about the Funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

                  RETIREMENT CLASS
BY TELEPHONE:     Call 877 518-9161
IN WRITING:       TIAA-CREF Institutional
                  Mutual Funds
                  P.O. Box 1259
                  Charlotte, NC 28201

OVER THE
INTERNET:         www.tiaa-cref.org

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC's Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

                  RETIREMENT CLASS
BY TELEPHONE:     Call 877 518-9161
IN WRITING:       TIAA-CREF Institutional
                  Mutual Funds
                  P.O. Box 1259
                  Charlotte, NC 28201

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, social security numbers and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.




                                                                        811-9301
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

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                                                                  A10856 (02/04)

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